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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (date of earliest event reported) August 1, 1997
                                                          ----------------

                          LAMINATING TECHNOLOGIES, INC.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     0-21061                 58-2044990
     --------------                -----------              ------------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)             Identification No.)

                1160 Hightower Trail, Atlanta, Georgia 30350-2910
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                    (Address of principal executive offices)

         Registrant's telephone number, including area code 770-518-6010
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         The Company's Registration Statement No. 333-6711 on Form SB-2 incorporates certified financial information for the Company's fiscal years ending March 31, 1995 and March 31, 1996. On August 1, 1997, this information became more than sixteen months old. Thus, the Registration Statement no longer contains current financial information, as required under Section 10(a)(3) of the Securities Act of 1933.

         The Company is in the process of preparing a post-effective amendment to its Registration Statement and anticipates that the amendment will be filed with the Securities and Exchange Commission within ten (10) business days of the date of this Report. Until such time as the post-effective amendment has been declared effective by the Securities and Exchange Commission, the Company has suspended the issuance and delivery of all securities deliverable upon the exercise of its outstanding Class A Warrants and Class B Warrants.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated: August 1, 1997

                                            LAMINATING TECHNOLOGIES, INC.

                                            By:   /s/Michael E. Noonan
                                               --------------------------------
                                                        Signature

                                                  Chief Executive Officer
                                               --------------------------------
                                                         Title

                                                   Michael E. Noonan
                                               --------------------------------
                                                          Name


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